Exhibit 99.1
Monthly Operating Report for the period April 1, 2009 — May 31, 2009
UNITED STATES BANKRUPTCY COURT
                     DISTRICT OF

In re: Vermillion, Inc.	Case No. 09-11091 (CSS) Reporting Period: March 30, 2009 — April 30, 2009
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month.
Submit copy of report to any official committee appointed in the case.

		Document	Explanation	Affidavit/Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	exhibit 1&2
Schedule of Professional Fees Paid	MOR-1b
Copies of bank statements		X
Cash disbursements journals		exhibit 3
Statement of Operations	MOR-2	exhibit 4
Balance Sheet	MOR-3	exhibit 5 & 6
Status of Postpetition Taxes	MOR-4	exhibit 7
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	Exhibit 8
Listing of aged accounts payable	MOR-4
Accounts Receivable Reconciliation and Aging	MOR-5	N/A
Debtor Questionnaire	MOR-5	X
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Gail S. Page
Signature of Debtor	Date: May 21, 2009

Signature of Joint Debtor	Date

Signature of Authorized Individual*	Date

Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.
MOR
(04/07)

Vermillion, Inc.	MOR-1

In re: Vermillion, Inc.	Case No. 09-11091 (CSS)
Debtor	Reporting Period: March 30, 2009 — April 30, 2009
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1) . Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON’T)]

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	640,301.97	0			610,214.31

RECEIPTS
CASH SALES					0.00
ACCOUNTS RECEIVABLE					0.00
LOANS AND ADVANCES					0.00
SALE OF ASSETS					0.00
OTHER (ATTACH LIST) -Outstanding checks for old operating account					149.75
Rebate check from American Express Card					21.92
Check from Conexis for COBRA premium					2,214.48
Refund check from Stericycle (toxic waste mgmt)					461.94
TRANSFERS (FROM DIP ACCTS)	642,968.81				0.00

TOTAL RECEIPTS					2,848.09

DISBURSEMENTS
NET PAYROLL					16,043.38
PAYROLL TAXES					9,641.01
SALES, USE, & OTHER TAXES					3,200.00
INVENTORY PURCHASES					0.00
SECURED/ RENTAL/ LEASES
INSURANCE
ADMINISTRATIVE
SELLING
OTHER (ATTACH LIST)
Bank charge					783.74
ADP payroll processing fee					101.90
OWNER DRAW *
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES					44,300.00
U.S. TRUSTEE QUARTERLY FEES
COURT COSTS
TOTAL DISBURSEMENTS					74,070.03

NET CASH FLOW					-71,221.94

(RECEIPTS LESS DISBURSEMENTS)

CASH — END OF MONTH					538,992.37

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
FORM MOR - 1
(04/07)

THE FOLLOWING SECTION MUST BE COMPLETED
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)

TOTAL DISBURSEMENTS	74,070.03
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$0.00
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$0.00
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$74,070.03
FORM MOR - 1
(04/07)

Vermillion Inc.	MOR-1
Vermillion Inc.
Outstanding Checks as of 3/31/09

CHECK
NUMBER	DATE S	RC	REFERENCE	PAYEE NAME	AMOUNT	CLR
52	10/5/2007	AP	00CONWA02	CONWAY, KENNETH	64	N
1501	12/15/2008	AP	00NATIO15	NATIONAL ONCOLOGY ALLIANCE IN	25,000.00	N
20502	4/28/2006	AP	00HSABA00	HSA BANK	25	N
22771	2/16/2007	AP	00ELITE01	ELITE NETWORK	4,244.63	N
22779	2/16/2007	AP	00IRONM00	IRON MOUNTAIN	149.75	N
22812	2/16/2007	AP	00WELLS01	WELLS FARGO AUTO FINANCE, INC	604.28	N

			TOTAL		30,087.66

Vermillion, Inc.	MOR-1a

In re: Vermillion, Inc.	Case No. 09-11091 (CSS)
Debtor	Reporting Period: March 30, 2009 — April 30, 2009
BANK RECONCILIATIONS
Continuation Sheet for MOR-1
A bank reconciliation must be included for each bank account. The debtor’s bank reconciliation may be substituted for this page.

	Operating		Payroll		Tax		Other
	#3300661008		#3300661012		#		#
BALANCE PER BOOKS	See exhibit 1		See exhibit 2

BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-) OUTSTANDING CHECKS (ATTACH LIST)
OTHER (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE *
* Adjusted bank balance must equal balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck. #	Amount	Ch. #	Amount	Ck. #	Amount	Ck. #	Amount

OTHER
FORM MOR - 1a
(04/07)

Vermillion, Inc.	MOR-1a
Exhibit 1
VERMILLION INC.
Silicon Valley Bank -Checking Account 3300661008
As of April 30, 2009

Closing Ledger Per Statement	568,930.28
Sweep In Transit Per Statement	0.00

Checks outstanding	0.00
Deposit in transit	0.00

568,930.28

Balance per general ledger: Account 1010	568,930.28

Variance	—

Exhibit 2

Vermillion, Inc.	MOR-1a
VERMILLION, INC
Silicon Valley Bank Payroll Account 3300661012 — GL Account #1016
As Of April 30, 2009

Balance per bank statement:	0.00

Less outstanding checks: ck # Check Date Name

0.00

Balance per general ledger: Account 1016	0.00

Variance	—
Confidential

Vermillion, Inc.	MOR-1b

In re: Vermillion, Inc.	Case No.09-11091 (CSS)
Debtor	Reporting Period: March 30, 2009 - April 30, 2009
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

		Amount		Check		Amount Paid		Year-To-Date
Payee	Period Covered	Approved	Payor	Number	Date	Fees	Expenses	Fees	Expenses
Applied Clinical Intelligence	Apr-09	34,300.00		200	04/23/09	34,300.00
Franchise Tax Board	2009	3,200.00		1000	04/15/09	3,200.00
BMC Group, Inc.	Retainer fee	10,000.00		301471	04/09/09	10,000.00
FORM MOR - 1b
(04/07)

Vermillion, Inc.	MOR-1b
Exhibit 3
Exhibit 3 to the Monthly Operating Report containing a check history report and copies of checks, as filed with the U.S. Bankruptcy Court of Delaware, is available through the Federal Court filing system PACER at http://pacer.psc.uscourts.gov/ in the Company’s document section.

Vermillion, Inc.	MOR-1b
The portion of the Monthly Operating Report containing copies of bank statements, as filed with the U.S. Bankruptcy Court of Delaware, is available through the Federal Court filing system PACER at http://pacer.psc.uscourts.gov/ in the Company’s document section.

Vermillion, Inc.	MOR-2

In re: Vermillion, Inc.	Case No. 09-11091 (CSS)
Debtor	Reporting Period: Mach 30, 2009 — April 30, 2009
STATEMENT OF OPERATIONS
(Income Statement)
The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

		Cumulative
REVENUES	Month	Filing to Date
Gross Revenues	$0.00	$
Less: Returns and Allowances
Net Revenue	$0.00	$
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit	$0.00
OPERATING EXPENSES	See Exhibit 4
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes — Payroll
Taxes — Real Estate
Taxes — Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Other Income & Expenses
OTHER INCOME AND EXPENSES	See Exhibit 4
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items
REORGANIZATION ITEMS	See Exhibit 4
Professional Fees
U. S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
Net Profit (Loss)	$	$

*	“Insider” is defined in 11 U.S.C. Section 101(31).
FORM MOR - 2
(04/07)

Vermillion, Inc.	MOR-2

In re: Vermillion, Inc.	Case No. 09-11091 (CSS)
Debtor	Reporting Period: March 30, 2009 — April 30, 2009
STATEMENT OF OPERATIONS — continuation sheet

Cumulative
BREAKDOWN OF “OTHER” CATEGORY	Month	Filing to Date
Other Costs

Other Operational Expenses

Other Income

Other Expenses

Other Reorganization Expenses
Reorganization Items — Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.
FORM MOR - 2 COND
(04/07)

Vermillion, Inc.	MOR-2

VERMILLION INC.	Exhibit 4
MOR 2 — INCOME STATEMENT — APRIL 2009

OPERATING EXPENSES

GL ACCT	DESCRIPTION	AMT
8009	SAFETY SUPPLIES	109.95
8023	LAB SUPPLIES - GENERAL: SURF-U	691.97
8030	TOXIC WASTE DISPOSAL: SURF-UNS	39.44
8081	SAMPLE ACQUISITION COSTS	22,710.00
8110	SALARIES: SURF-UNSP	24,302.78
8210	PAYROLL TAXES: OATOF-UNSP	1,814.43
8212	PAID TIME OFF: OATOF-UNSP	327.46
8220	WORKERS’ COMP INS.: OATOF-UNSP	(11,843.50)
8240	HEALTH INSURANCE: OATOF-UNSP	3,779.72
8304	TEMPORARY HELP: SURF-UNSP	(4,244.63)
8310	CONSULTING FEES: OATOF-UNSP	(7,175.71)
8311	OTHER OUTSIDE SERVICES: SURF-U	8,823.54
8313	INVESTOR RELATIONS	1,060.50
8321	LEGAL FEES - INTELLECTUAL PROP	14,963.76
8325	LEGAL FEES - LAWSUIT	4,075.98
8330	ACCOUNTING FEES	101.90
8331	AUDIT FEES	2,500.00
8360	COLLABORATION COSTS: OATOF-UNS	146,173.90
8375	ROYALTY/LICENSE FEES	5,916.56
8383	BOARD FEES	1,666.67
8437	EQUIPMENT RENTALS: SURF-UNSP	1,356.85
8452	DEPRECIATION: SURF-UNSP	31,156.10
8465	AUTO AND TRUCK LEASES: SURF-UN	759.49
8610	AIRFARE: SURF-UNSP	1,407.79
8620	HOTELS / LODGING: SURF-UNSP	489.07
8630	BUSINESS MEALS & ENTERTAINMENT	356.79
8640	GROUND TRANSPORTATION: SURF-UN	(52.50)

GL ACCT	DESCRIPTION	AMT
8710	OFFICE AND COMPUTER SUPPLIES	26.95
8716	INSURANCE - D&O	8,916.67
8731	SOFTWARE LICENSES &MAINTENANCE	864.50
8750	BANK, CHARGE CARD AND LOAN FEES	783.74
8765	FEES, PERMITS: OATOF-UNSP	300.00
8775	POSTAGE AND SHIPPING: OATOF-UN	232.22
8810	OFFICE RENT: OATOF-UNSP	9,279.10
8812	STORAGE	328.10
8813	PROPERTY TAXES: OATOF-UNSP	2,545.25
8815	BUSINESS INSURANCE	5,631.58
8820	UTILITIES: OATOF-UNSP	2,738.07
8825	OFFICE MAINTENANCE AND REPAIRS	329.00
8830	OFFICE TELEPHONE AND FAXES	1,292.83
	TOTAL OPERATING EXPENSES	(284,536.32)
OTHER INCOME AND EXPENSES
9110	INTEREST INCOME-MONEY MARKET	(2,086.03)
9215	AMORTIZATION OF DEBT DISCOUNT	14,945.34
9230	INTEREST EXPENSE - CONVERTIBLE NOTES	105,625.00
9250	INTEREST EXPENSE-QUEST LOAN	30,821.92
9314	OFFERING COSTS AMORTIZATION	4,125.17
9360	FRANCHISE TAXES	3,200.00
	TOTAL OTHER INCOME AND EXPENSES	156,631.40

NET PROFIT (LOSS)		(441,167.72)

Vermillion, Inc.	MOR-3

In re: Vermillion, Inc.	Case No. 09-11091 (CSS)
Debtor	Reporting Period: March 30, 2009 — April 30, 2009
BALANCE SHEET
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF	BOOK VALUE ON
	CURRENT REPORTING MONTH	PETITION DATE
ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents	See exhibit 5	See exhibit 6
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS	$	$
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
TOTAL PROPERTY & EQUIPMENT	$	$
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)
TOTAL OTHER ASSETS	$	$

TOTAL ASSETS	$	$

	BOOK VALUE AT END OF	BOOK VALUE ON
	CURRENT REPORTING MONTH	PETITION DATE
LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable
Taxes Payable (refer to FORM MOR-4)
Wages Payable
Notes Payable
Rent / Leases — Building/Equipment
Secured Debt / Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)
TOTAL POSTPETITION LIABILITIES	$	$
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt
Priority Debt
Unsecured Debt
TOTAL PRE-PETITION LIABILITIES	$	$

TOTAL LIABILITIES	$	$
OWNER EQUITY
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings — Pre-Petition
Retained Earnings — Postpetition
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)
NET OWNER EQUITY	$	$

TOTAL LIABILITIES AND OWNERS’ EQUITY	$	$

*	“Insider” is defined in 11 U.S.C. Section 101(31).
FORM MOR-3
(04/07)

Vermillion, Inc.	MOR-3

In re: Vermillion, Inc.	Case No. 09-11091 (CSS)
Debtor	Reporting Period: March 30, 2009 — April 30, 2009
BALANCE SHEET — continuation sheet

	BOOK VALUE AT END OF	BOOK VALUE ON
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
Other Current Assets

Other Assets

	BOOK VALUE AT END OF	BOOK VALUE ON
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
Other Postpetition Liabilities

Adjustments to Owner Equity

Postpetition Contributions (Distributions) (Draws)

Restricted Cash is cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.
FORM MOR-3 CONTD
(04/07)

Vermillion, Inc.	MOR-3
Exhibit 5
Vermillion Inc.
For the Four Months Ending April 30, 2009

Assets:
Cash and cash equivalents	$575,568.31
Employee receivables
Prepaids and other	662,848.09
Intercompany — IllumeSys	222,159.97
Intercompany — CTI	10,318.48
Intercompany — Denmark	354,966.56
Intercompany — Germany	(370,347.39)
Intercompany — UK	20,888.89
Intercompany — France	(128,360.30)
Intercompany — Ciphergen Int’l	2,507,898.82
Intercompany — Japan	1,261,994.85
Intercompany — Italy	10,504.77
Intercompany — China	(527,039.97)
Fixed assets	2,962,643.96
Accumulated depreciation	(2,478,361.99)
Investment in IllumeSys	1,699,988.35
Investment in UK	17,569.28
Investment in Denmark	65,413.35
Investment in China	618,339.92
Investment in Germany	266,480.00
Investment in Japan	(1,008,058.87)
Investment in Italy	9,112.44
Investment in France	9,314.25
Other long-term assets	3,404,899.22

Total assets	10,168,740.99

Liabilities:
Accounts payable	2,511,537.17
Accrued liabilities	931,488.15
Accrued payroll and related	130,687.69
Intercompany accounts
Deferred rent — current	2,030.40
Other current liabilities, net of discount	2,500,000.00
Convertible senior notes, net of discounts	16,438,225.85
Long-term debt to related party	9,999,999.84

Total liabilities	32,513,969.10

Stockholders’ equity:
Common stock	6,383.92
Additional paid in capital	225,430,142.83
Deferred stock-based compensation	3,152,300.93
Accum. comprehensive income
Retained earnings — prior	(248,699,448.32)
Retained earnings — current	(2,234,607.46)

Total stockholders’ equity	(22,345,228.10)

Total liabilities and equity	10,168,741.00

Vermillion, Inc.	MOR-3
Exhibit 6
Vermillion Inc.
For the Three Months Ending March 31, 2009

Assets:
Cash and cash equivalents	$613,916.89
Employee receivables
Prepaids and other	677,399.16
Intercompany — IllumeSys	222,159.97
Intercompany — CTI	10,318.48
Intercompany — Denmark	354,966.56
Intercompany — Germany	(370,347.39)
Intercompany — UK	20,888.89
Intercompany — France	(128,360.30)
Intercompany — Ciphergen Int’l	2,507,898.82
Intercompany — Japan	1,261,994.85
Intercompany — Italy	10,504.77
Intercompany — China	(527,039.97)
Fixed assets	2,962,643.96
Accumulated depreciation	(2,447,205.89)
Investment in IllumeSys	1,699,988.35
Investment in UK	17,569.28
Investment in Denmark	65,413.35
Investment in China	618,339.92
Investment in Germany	266,480.00
Investment in Japan	(1,008,058.87)
Investment in Italy	9,112.44
Investment in France	9,314.25
Other long-term assets	3,407,960.89

Total assets	10,255,858.41

Liabilities:
Accounts payable	2,206,843.54
Accrued liabilities	898,295.11
Accrued payroll and related	129,997.44
Intercompany accounts
Deferred rent — current	1,827.36
Other current liabilities, net of discount	2,500,000.00
Convertible senior notes, net of discounts	16,423,280.51
Long-term debt to related party	9,999,999.84

Total liabilities	32,160,243.80

Stockholders’ equity:
Common stock	6,383.92
Additional paid in capital	225,430,142.83
Deferred stock-based compensation	3,152,300.93
Accum. comprehensive income
Retained earnings — prior	(248,699,448.32)
Retained earnings — current	(1,793,764.74)

Total stockholders’ equity	(21,904,385.38)

Total liabilities and equity	10,255,858.42
05/14/09

Vermillion, Inc.	MOR-4

In re: Vermillion, Inc.	Case No. 09-11091 (CSS)
Debtor	Reporting Period: March 30, 2009 — April 30, 2009
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning	Amount				Ending
	Tax	Withheld or	Amount	Date	Check No.	Tax
Federal	Liability	Accrued	Paid	Paid	or EFT	Liability
Withholding			See exhibit 7
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes
State and Local
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Total Taxes
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.                     See exhibit 8

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable
Wages Payable
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other:
Other:
Total Postpetition Debts
Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).
FORM MOR-4
(04/07)

Vermillion, Inc.	MOR-4
(Exhibit 7)
Exhibit 7 to the Monthly Operating Report containing tax withholding statements, as filed with the U.S. Bankruptcy Court of Delaware, is available through the Federal Court filing system PACER at http://pacer.psc.uscourts.gov/ in the Company’s document section.

( )	Exhibit 7 is marked as “Exhibit 6” on the original filing

Vermillion, Inc.	MOR-4
Exhibit 8
VERMILLION, INC.
ACCOUNTS PAYABLE AGED INVOICE REPORT
ALL OPEN INVOICES — AGED BY INVOICE DATE

H
VENDOR/ DATES L INVOICE				DISCOUNT
INVOICE NO. INVOICE DUE DSCNT D BALANCE				AMOUNT	CURRENT	30 DAYS	60 DAYS	90 DAYS	120 DAYS
ACE1	ACE USA
372646	04/22/09 04/22	N	2,091.00	0	2,091.00

APPLI11	APPLIED CLINICAL INTELLIGENCE
09-122-APR	05/04/09 05/04	N	52,600.00	0	52,600.00

BAYAL01	BAY ALARM COMPANY
2263122090	04/16/09 04/16	N	339.00	0	339

BLUEC00	BLUE CROSS OF CALIFORNIA
0200904070	04/03/09 04/03	N	2,571.00	0		2,571.00

BOWNE00	BOWNE OF LOS ANGELES, INC.
090425210	04/15/09 04/15	N	2,166.00	0	2,166.00
090436080	04/22/09 04/22	N	413.00	0	413

CARRU01	CARRUTHERS, SUSAN D
043009	04/30/09 04/30	N	3,474.20	0	3,474.20

CINTA00	CINTAS CORPORATION #054
DG38044465	04/08/09 05/08	N	109.95	0		109.95

CITTE00	CIT TECHNOLOGY FIN SERV, INC
14156735	04/24/09 04/24	N	1,016.40	0	1,016.40

CRUTC00	CRUTCHER, GILLIAN
042809	04/28/09 04/28	N	159.00	0	159

CTCOR00	CT CORPORATION
042909	04/29/09 05/29	N	12,900.00	0	12,900.00
2004317668	04/01/09 05/01	N	540.00	0		540

ENDSI00	ENDSIGHT
34569	04/01/09 04/01	N	4,000.00	0		4,000.00

FACIL01	FACILITIES MAINTENANCE SVCS
28215	04/15/09 05/15	N	329.00	0	329

H
VENDOR/ DATES L INVOICE				DISCOUNT
INVOICE NO. INVOICE DUE DSCNT D BALANCE				AMOUNT	CURRENT	30 DAYS	60 DAYS	90 DAYS	120 DAYS
FOLEY01	FOLEY & LARDNER
31028051	04/18/09 04/18	N	380.50	0	380.5

GLOBA06	GLOBAL CROSSING CONFERENCING
2180966	04/29/09 05/29	N	464.27	0	464.27

IRONM00	IRON MOUNTAIN
ADZ3038	04/30/09 05/30	N	354.29	0	354.29

JOHNS00	JOHNS HOPKINS UNIVERSITY
042409	04/24/09 04/24	N	22,710.00	0	22,710.00
043009	04/30/09 04/30	N	154,000.00	0	154,000.00

LANDR00	LAND ROVER CAPITAL GROUP
051109	04/21/09 04/21	N	1,363.77	0	1,363.77

PACIF00	AT&T
040109	04/01/09 04/01	N	828.56	0		828.56

PALLI00	PALLIS, KATHERINE C.
56	04/17/09 05/17	N	1,548.00	0	1,548.00

PGE00	P G & E
041009	04/10/09 04/10	N	407.93	0		407.93

PRAXA00	PRAXAIR DISTRIBUTION, INC.
32874091	04/20/09 05/20	N	29.80	0	29.8

PRECI09	PRECISIONMED INC.
703	04/20/09 04/20	N	5,000.00	0	5,000.00

PRNEW00	PR NEWSWIRE
100724051	04/02/09 04/02	N	1,060.50	0		1,060.50

PROLO00	PROLOGIS LIMITED PARTNERSHIP-I
050109	04/29/09 04/29	N	9,076.06	0	9,076.06

PUBLI00	PUBLIC STORAGE, INC.
050109	04/29/09 04/29	N	255.00	0	255
042109	04/21/09 04/21	N	73.10	0	73.1

PURCH00	PURCHASE POWER
042109	04/21/09 05/06	N	25.00	0	25

QUINN00	QUINN EMANUEL URQUHART
1140987	04/13/09 04/13	N	4,075.98	0	4,075.98

STERI00	STERICYCLE INC.
3000410014	04/01/09 05/01	N	501.38	0		501.38

ZHOUT01	ZHOU, QUN
043009	04/30/09 04/30	N	8,687.50	0	8,687.50

Vermillion, Inc.	MOR-5

In re: Vermillion, Inc.
Debtor
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
N/A

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period
+ Amounts billed during the period
- Amounts collected during the period
Total Accounts Receivable at the end of the reporting period

Accounts Receivable Aging	Amount
0 - 30 days old
31 - 60 days old
61 - 90 days old
91+ days old
Total Accounts Receivable
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X
FORM MOR-5
(04/07)